BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder Tax Managed Small/Mid Cap Fund

(the “Fund”)

Supplement dated August 9, 2022

to the Summary Prospectus dated May 11, 2022

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Daniel Bloomgarden is added as a portfolio manager of the portion of the assets of the Fund managed by J.P. Morgan Investment Management Inc. (“J.P. Morgan’s Allocated Portion of the Fund”). Timothy Parton and Felise Agranoff continue to serve as portfolio managers of J.P. Morgan’s Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “J.P Morgan” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with J.P Morgan	Length of Service to the Fund
Timothy Parton, CFA	Managing Director	Since Inception
Felise L. Agranoff, CFA	Executive Director	Since Inception
Daniel Bloomgarden, CFA	Managing Director	Since August 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE